SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  November 29,
  1995



                   PHP HEALTHCARE CORPORATION
     (Exact name of Registrant as specified in its charter)



State or other jurisdiction of incorporation:  Delaware

Commission File No.:  0-16235

I.R.S. Employer Identification No.:  54-1023168

Address of principal executive offices: 11440 Commerce Park Drive
                                        Reston, VA  22091

Registrant's telephone number, including area code:
  (703) 758-3600

Former name or former address, if changed since last report:
  Not applicable

                         Page 1 of 5 Pages
                      Exhibit Index at Page 4

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ITEM 5.  OTHER EVENTS.

     On November 29, 1995, the registrant issued a press release announcing its intention to make a private offering of $60 million in aggregate principal amount of convertible subordinated debentures due 2002. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits. The following exhibit is furnished as part of this report.

          Exhibit No.    Description

              99.1       Press Release dated November 29, 1995.

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PHP HEALTHCARE CORPORATION



                              By:  /s/ Charles H. Robbins

                                   Name: Charles H. Robbins
                                   Title:  Chairman and Chief
                                           Executive Officer

Dated:  November 30, 1995

                          EXHIBIT INDEX

EXHIBIT             DESCRIPTION                             PAGE

99.1              Press release dated November 29, 1995       5